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EXHIBIT 1
                            INSCISTATEMENTS.COM CORP

              LISTING OF HOLDERS AND PREFERRED STOCK AUTOMATICALLY
                      CONVERTED TO SHARES OF COMMON STOCK

                                                                      COMMON
NAME                                                                   STOCK
----                                                                   -----
Arison, Ronald                                                       755,075
Barreras, Luis R.                                                    755,075
Becker, Robert & June                                                792,815
Booth, Jr., Alex E                                                     8,085
Bost & Co. FBO                                                     1,067,419
Case Holding Company                                                 755,075
Chang, Chinh & Debra                                               1,204,581
Donovan, William & Betty                                               4,433
Missouri State Pitt & Co. FBO                                        879,969
Gartner, Leonard                                                   2,280,709
Grimmett, Thomas T.                                                  453,189
Habal, M.D., Salem M                                                 755,075
Hanley,  Brian F., Revocable Trust                                   755,075
Harrison Option Fund                                               2,452,894
Harrison Option Fund, L.P.                                         2,363,649
Horky, DDS, Ernest J.                                                404,461
Hunsinger, Greg                                                      170,937
Kadish, David A.                                                     225,752
Kollar, Ferdinand                                                    225,752
Lancer Offshore, Inc                                                 217,948
Lancer Partners, L.P.                                                804,177
Little, Robert F.                                                  2,038,725
Little, Susan R.                                                   1,019,597
Medina, M.D., Abdon J.                                               755,075
Moody, Ray E.                                                        755,075
Moroz, M.D., Bohdon                                                  755,075
Nasser, M.D., N. Dean                                                755,075
Quin R. A                                                            352,269
Rowe, James C.                                                       729,478
Salas, Peter E.                                                    3,535,890
Santa Fe Financial Corp.                                           1,505,531
Schaller, Charles R.                                                 755,075
Schofield, James F.                                                  524,392
Schreiber, Christopher                                               792,628
Schroeder, Thomas L.                                                 252,347
Schwartz, Sol B.                                                     755,075
Seigel, Barbara D. & Leonard J.                                      755,075
Smith, Phillip P.                                                    455,249
Szafara, Steven J.                                                   304,946
Taslimi, M. D. Regina & Kamal                                        459,806
Topfer, Morton L.                                                  1,510,275
Tyson Apparel Inc                                                     10,707
Wieck, William & Elizabeth                                           453,189
Williams, Jr., John I.                                               755,075
Xiaoman, Wu                                                          301,262
                                                                  ----------
                                                                  37,619,036
                                                                  ==========